AFL-CIO Housing Investment Trust

The AFL-CIO Housing Investment Trust (HIT) is a $5.8 billion fixed-income mutual fund that specializes in high credit quality multifamily mortgage-backed securities.

The HIT has more than 30 years of success in impact investing – generating competitive returns for pension and other eligible funds while also providing the vital collateral benefits of union jobs and affordable housing for working people.

The HIT’s investments have had significant positive impacts on communities across the country. Since inception, the HIT has created the following impacts:

$29.1 billion total economic impact*

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Invested $11.4 billion nationally since inception in 1984, financed 508 projects in 29 states and the District of Columbia

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Created over 167.7 million hours of union construction labor.

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Generated over 178,650 total jobs in communities across the U.S.

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Created $11.4 billion in personal income including benefits, with $5.7 billion for construction workers

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Produced approximately 109,760 housing and healthcare units nationwide, with 66% of the housing units affordable or workforce housing

$3.6 billion in tax revenues*

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State and local revenue of nearly $1.2 billion

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Federal revenue of nearly $2.4 billion

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Since inception dates from 1984-3Q 2018. Data current as of September 30, 2018 and in 2017 dollars.

October 2018

AFL-CIO Housing Investment Trust

Work Generated For [Trade Type]

Last 10 Years (2009-3Q 2018)

Trade	Estimated Hours Worked
[Trade Type]	[xxx,xxx,xxx]
Total All Trades	58,306,220

Since the HIT’s inception in 1984

Trade	Estimated Hours Worked
[Trade Type]	[xxx,xxx,xxx]
Total All Trades	167,695,100

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Avenue, NW, Suite 200

Washington, DC 20037

(202) 331-8055

www.aflcio-hit.com

October 2018